General

New York Municipal

Bond Fund, Inc.

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General New York Municipal Bond Fund, Inc., covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 1.25 percentage points since late June 1999, before the current reporting period began. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market generally showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in General New York Municipal Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000


2

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform during the period?

The fund achieved a 2.74% total return over the six-month period ended April 30, 2000.(1) In comparison, the Lipper New York Municipal Debt Funds category average returned 2.36% over the same period.(2)

We attribute the fund's good absolute and relative performance to our defensive strategy for our core holdings during a difficult investment environment. In addition, we believe that the fund benefited from our focus on income from bonds that we consider to be shorter term, more opportunistic holdings.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York tax-exempt income from a diversified portfolio of longer term municipal bonds. We also manage the fund within this objective to achieve a competitive total return,
which    includes    both    income    and    changes    in    share    price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

                                                             The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the portfolio's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of 1999's decline.

When the reporting period began on November 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, 1999, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, from which the fund's holdings benefited.

Although New York is considered a high-issuance state, the supply of newly issued bonds has declined here as well. Some New York municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year's municipal bond marketplace.


4


What is the fund's current strategy?

In the wake of the market rally that took place during the first four months of 2000, we have begun to adopt a more defensive posture. That's because we anticipate more interest-rate increases from the Fed, which could come as early as their next meeting on May 16. Accordingly, we have begun to gradually reduce the fund's average duration in an attempt to provide the flexibility we need to avoid the brunt of potentially lower prices as well as to capture higher yields
as    they    become    available.

From a security selection perspective, we have been reducing our holdings of bonds that may be close to early redemption by their issuers. That's because municipal bonds tend to have limited appreciation potential when they are close
to   potential   early   redemption,   also   known   as   their   CALL  DATES.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.8%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--95.2%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.30%, 4/1/2029                                                                         2,265,000                1,970,799

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,336,296

   LR:

      (New York State Assembly Building Project)

            7.75%, 1/1/2010                                                                   3,255,000                3,307,731

      (New York State Department of Health Building Project)

            7.25%, 10/1/2010                                                                  1,720,000                1,778,308

Board of Cooperative Educational Services, COP

   (Greenport Vocational Facility Project) 7.875%, 10/1/2000                                    311,376                  314,527

Cohoes Industrial Development Agency, IDR (Norlite Corp.

  Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,523,144

Development Authority of the North Country,

  Solid Waste Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,384,051

Franklin County Solid Waste Management Authority, Solid

   Waste System Revenue 6.125%, 6/1/2009                                                      1,350,000                1,321,434

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,113,084

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,462,349

Long Island Power Authority, Electric System Revenue

   5.25%, 12/1/2026 (Insured; MBIA)                                                           3,000,000                2,700,840

Metropolitan Transportation Authority, Transportation Facilities

  Revenue:

      5.007%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b,c)         1,802,340

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,130,950

      6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002)                                  4,000,000  (a)           4,212,800

      4.75%, 7/1/2026 (Insured: FGIC)                                                         2,000,000                1,656,960

Nassau County Industrial Development Agency,

  Civic Facility Revenue (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA)                                                            2,000,000                1,643,260

New York City:

   6%, 8/1/2007 (Insured; FGIC)                                                               2,000,000                2,102,300

   6.375%, 8/15/2012                                                                          2,670,000                2,771,567

   5.875%, 8/15/2013                                                                          3,300,000                3,353,790

   6%, 8/1/2016                                                                               4,000,000                4,068,520

   5.875%, 8/15/2016                                                                          2,715,000                2,732,430

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,397,648


6

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  Civic Facility Revenue (continued):

      (YMCA of Greater New York Project) 5.80%, 8/1/2016                                      1,500,000                1,465,155

   IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,726,666

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                3,236,357

   Special Facility Revenue (Terminal One Group

      Association Project) 6%, 1/1/2019                                                       3,000,000                2,994,690

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                1,881,580

      5.75%, 6/15/2031 (Insured; FGIC)                                                        4,000,000                3,914,640

      5.50%, 6/15/2032 (Insured; FGIC)                                                        4,500,000                4,235,535

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 6%, 11/15/2013                                                  3,000,000                3,144,930

State of New York, GO 5.70%, 3/15/2013                                                        2,000,000                2,018,080

New York State Dormitory Authority, Revenues:

   4201 School Program 5%, 7/1/2018                                                           2,000,000                1,753,200

   Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,022,470

      5.75%, 7/1/2013                                                                        10,005,000               10,128,662

      5.25%, 7/1/2014 (Insured; FGIC)                                                         2,000,000                1,927,700

      5.625%, 7/1/2016                                                                        2,500,000                2,493,200

      5.75%, 7/1/2018                                                                         2,500,000                2,501,175

      6.30%, 7/1/2024 (Insured; AMBAC) (Prerefunded

         7/1/2004)                                                                            2,800,000  (a)           2,975,840

   Department of Health:

      5.75%, 7/1/2017 (Insured; MBIA)                                                         5,240,000                5,236,699

      (Roswell Park Cancer Center)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (a)           2,928,501

   (Miriam Osborn Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,563,588

   (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         5,765,000                5,186,079

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                4,614,050

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,126,208

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,054,156

      5.50%, 5/15/2026 (Insured; MBIA)                                                        6,400,000                6,049,152

New York State Energy Research and Development Authority,

  Revenue:

    Electric Facilities (Long Island Lighting Co.)

         5.30%, 11/1/2023                                                                     1,600,000                1,406,000

                                                                                                     The Fund  7


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority,

  Revenue (continued):

    Facilities (Consolidated Edison Co. of

         New York, Inc. Project):

            6.375%, 12/1/2027 (Insured; MBIA)                                                 5,000,000                5,070,050

            7.125%, 12/1/2029                                                                 2,000,000                2,154,740

      Gas Facilities (Brooklyn Union Gas Co. Project)

         6.368%, 4/1/2020                                                                     5,000,000                5,105,850

New York State Environmental Facilities Corp.

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,354,440

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,173,220

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,009,900

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,875,000                6,084,091

   Service Contract Obligation:

      6%, 9/15/2016                                                                           8,675,000                8,768,170

      5.50%, 9/15/2018                                                                        6,000,000                5,665,020

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                4,991,600

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.20%, 8/15/2013 (Insured; FHA)                                                         3,000,000                3,071,340

      6.125%, 2/15/2015                                                                       5,170,000                5,297,699

      6.125%, 2/15/2015 (Insured; MBIA)                                                       4,000,000                4,116,960

   (Mental Health Service Facilities Improvement)

      6.25%, 8/15/2018

      (Insured; AMBAC) (Prerefunded 2/15/2002)                                                4,340,000  (a)           4,527,618

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,084,160

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,013,620

   6.60%, 10/1/2019                                                                           3,500,000                3,601,290

   6.05%, 4/1/2026                                                                            5,125,000                5,098,145

   6.40%, 4/1/2027                                                                            3,905,000                3,983,608

   5.95%, 4/1/2030                                                                            3,500,000                3,390,170

New York State Thruway Authority, Service Contract Revenue

  (Local Highway and Bridge):

      6%, 4/1/2012                                                                            6,195,000                6,351,548

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,131,520

      5.75%, 4/1/2016                                                                         4,950,000                4,906,490

      5.75%, 4/1/2019                                                                         2,000,000                1,949,740


8
                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                2,961,480

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,021,270

      5.375%, 1/1/2015                                                                        3,000,000                2,856,390

      4.75%, 1/1/2028 (Insured; AMBAC)                                                        5,000,000                4,117,200

Newburgh Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.) :

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                  944,080

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,430,420

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,767,905

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                3,956,160

Orange County Industrial Development Agency, Life Care

  Community Revenue (Glenn Arden Inc. Project)

   5.625%, 1/1/2018                                                                           1,000,000                  816,660

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,352,604

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,023,840

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000                1,511,380

   Port, Airport and Marina Revenue (Consolidated Bond

      116th Series) 4.25%, 10/1/2026 (Insured; FGIC)                                          3,000,000                2,287,230

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,402,750

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,443,440

Scotia Housing Authority, Housing Revenue (Coburg Village

   Inc. Project) 6.15%, 7/1/2028                                                              3,000,000                2,519,850

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,258,800

      5.50%, 1/1/2030                                                                         2,000,000                1,879,080

   Special Obligation

      6%, 1/1/2015 (Insured; AMBAC) (Prerefunded 1/1/2002)                                    3,260,000  (a)           3,370,090

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          6,000,000                5,954,760

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.45%, 6/1/2024                                     1,950,000                1,722,162

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Yonkers Industrial Development Agency, Civic Facilities

   Revenue (St. Joseph's Hospital) 5.90%, 3/1/2008                                            3,900,000                3,680,391

U.S. RELATED--3.6%

Puerto Rico Electric Power Authority, Power Revenue

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,730,858

   5.929%, 7/1/2023 (Prerefunded 7/1/2002)                                                    2,000,000  (a)           2,075,120

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5%, 7/1/2038 (Insured; MBIA)                                                               2,500,000                2,144,850

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014 (Insured; ACA)                                                            4,000,000                3,836,480
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $323,914,535)                                                             98.8%              323,635,680

CASH AND RECEIVABLES (NET)                                                                         1.2%                3,892,560

NET ASSETS                                                                                       100.0%              327,528,240



10




Summary of Abbreviations

ACA                       American Capital Access              LOC                       Letter of Credit

AMBAC                     American Municipal Bond              LR                        Lease Revenue
                             Assurance Corporation

COP                       Certificate of Participation         MBIA                      Municipal Bond Investors
                                                                                            Assurance Insurance
                                                                                            Corporation

FGIC                      Financial Guaranty Insurance         PCR                       Pollution Control Revenue
                             Company

FHA                       Financial Housing Administration     RRR                       Resources Recovery Revenue



FSA                       Financial Security Assurance         SONYMA                    State of New York Mortgage
                                                                                            Association

GO                        General Obligation                   IDR                       Industrial Development Revenue







Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              48.1

AA                               Aa                              AA                                               11.3

A                                A                               A                                                29.4

BBB                              Baa                             BBB                                               2.7

BB                               B                               BB                                                 .4

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      8.1

                                                                                                                 100.0



(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THIS SECURITY AMOUNTED TO $1,802,340 OR .6% OF NET ASSETS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  11



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           323,914,535   323,635,680

Interest receivable                                                   5,667,092

Receivable for investment securities sold                             2,050,204

Prepaid expenses                                                          4,389

                                                                    331,357,365
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           238,027

Cash overdraft due to Custodian                                       1,536,070

Payable for investment securities purchased                           1,965,392

Payable for shares of Common Stock redeemed                               2,420

Accrued expenses                                                         87,216

                                                                      3,829,125
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      327,528,240
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     330,868,386

Accumulated undistributed investment income--net                         89,477

Accumulated net realized gain (loss) on investments                 (3,150,768)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             (278,855)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     327,528,240
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      17,556,423

NET ASSETS VALUE, offering and redemption price per share--Note3(d) ($)
                                                                          18.66

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,005,055

EXPENSES:

Management fee--Note 3(a)                                            1,010,896

Shareholder servicing costs--Note 3(b)                                 440,104

Directors' fees and expenses--Note 3(c)                                 22,742

Professional fees                                                       21,496

Prospectus and shareholders' reports                                    20,255

Custodian fees                                                          16,463

Registration fees                                                        3,214

Loan commitment fees--Note 2                                               858

Miscellaneous                                                            9,476

TOTAL EXPENSES                                                       1,545,504

INVESTMENT INCOME--NET                                               8,459,551
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,158,849)

Net unrealized appreciation (depreciation) on investments            3,886,812

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 727,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,187,514

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  13


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          April 30, 2000,          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,459,551           13,931,559

Net realized gain (loss) on investments       (3,158,849)              728,064

Net unrealized appreication (depreciation)
   on investments                              3,886,812           (28,485,436)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   9,187,514           (13,825,813)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (8,467,156)         (13,871,417)

Net realized gain on investments                (727,958)          (3,618,844)

TOTAL DIVIDENDS                               (9,195,114)         (17,490,261)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  25,707,676           49,456,495

Net assets received in connection with
   reorganization--Note 1                         --               104,039,500

Dividends reinvested                           6,468,284            12,742,031

Cost of shares redeemed                      (65,185,654)          (67,607,222)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (33,009,694)           98,630,804

TOTAL INCREASE (DECREASE) IN NET ASSETS      (33,017,294)           67,314,730
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           360,545,534          293,230,804

END OF PERIOD                                 327,528,240          360,545,534

Undistributed investment income--net               89,477               97,082
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,385,947            2,444,560

Shares issued in connection with reorganization--Note 1  --          5,461,391

Shares issued for dividends reinvested            348,011              638,682

Shares redeemed                               (3,505,996)          (3,412,586)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,772,038)           5,132,047

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                           April 30, 2000                                     Year Ended October 31,
                                                                   -----------------------------------------------------------------

                                               (Unaudited)          1999         1998           1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               18.65         20.66        20.20         19.66          19.90         18.73

Investment Operations:

Investment income--net                                 .46           .94          .96           .98           1.01          1.06

Net realized and unrealized
   gain (loss) on investments                          .05         (1.77)         .65           .66           (.10)         1.29

Total from Investment Operations                       .51          (.83)        1.61          1.64            .91          2.35

Distributions:

Dividends from investment
   income--net                                        (.46)         (.93)        (.96)         (.98)         (1.01)        (1.06)

Dividends from net realized gain
   on investments                                     (.04)         (.25)        (.19)         (.12)          (.14)         (.12)

Total Distributions                                   (.50)        (1.18)       (1.15)        (1.10)         (1.15)        (1.18)

Net asset value, end of period                       18.66         18.65        20.66         20.20          19.66         19.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.50(a)      (4.16)        8.14          8.63           4.68         12.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .91(a)        .92          .90           .91            .91           .86

Ratio of net investment income
   to average net assets                              5.01(a)       4.72         4.70          4.98           5.12          5.51

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --           --            --           --             --            .04

Portfolio Turnover Rate                               9.56(b)      32.53        32.96         66.32          80.30         65.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     327,528       360,546      293,231       304,958        309,690       322,636

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund  15



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On September 23, 1999, pursuant to an Agreement and Plan of Reorganization, previously approved by the fund's Board of Directors, all or substantially all of the Dreyfus New York Insured Tax Exempt Bond Fund's assets and liabilities were transferred to the fund in a tax free exchange of Common Stock of the fund at net asset value 5,461,391 shares valued at $19.05 per share, representing net assets of $104,039,500 (including $740,050, net unrealized depreciation on investments) were exchanged by Dreyfus New York Insured Tax Exempt Bond Fund for
the    respective    numbers    of    shares    of    the    fund.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and
are    representative    of    the    bid    side    of    the

16

market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends
from    net    realized    capital    gain    are    normally

                                                             The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 2000, there was no expense reimbursement pursuant to the Agreement.

18


(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund.The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholder accounts.The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2000, the fund was charged $338,914 pursuant to the Plan, of which $305,826 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $60,637 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman
of    the    Board    received

                                                             The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2000, redemption fees charged and retained by the fund amounted to $35. Effective June 1, 2000, this fee will be chargeable within thirty days following the dated of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $31,815,247 and $56,806,662, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $278,855, consisting of $7,238,148 gross unrealized appreciation and $7,517,003 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

                                                           For More Information

                        General New York
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   949SA004